UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 14, 2022

Kidpik Corp.

(Exact name of registrant as specified in its charter)

Delaware	001-41032	81-3640708
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

200 Park Avenue South, 3rd Floor New York, New York	10003
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (212) 399-2323

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 par value per share	PIK	The NASDAQ Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.08. Shareholder Director Nominations.

The information in Item 8.01 of this Current Report on Form 8-K is incorporated by reference into this Item 5.08, to the extent applicable.

Item 8.01. Other Events.

2022 Annual Meeting

On April 14, 2022, the Board of Directors (the “Board”) of Kidpik Corp. (the “Company”) determined that the Company’s 2022 Annual Meeting of Stockholders (the “2022 Annual Meeting”) will be held on June 15, 2022. The time and location of the 2022 Annual Meeting will be set forth in the Company’s definitive proxy statement for the Annual Meeting to be filed with the Securities and Exchange Commission.

Any stockholder proposal intended to be considered for inclusion in the Company’s proxy materials for the 2022 Annual Meeting in accordance with Rule 14a-8 or pursuant to the Company’s Amended and Restated Bylaws (the “Bylaws”) must be delivered to, or mailed to and received at, the Company’s principal executive offices at 200 Park Avenue South, 3rd Floor, New York, New York 10003, Attention: Corporate Secretary, on or before the close of business on April 25, 2022, which date the Company has determined to be a reasonable time before it expects to begin to print and distribute its proxy materials prior to the 2022 Annual Meeting. Additionally, any stockholder who intends to submit a director nomination or who intends to submit a proposal regarding any other matter of business at the 2022 Annual Meeting other than in accordance with Rule 14a-8 or otherwise must similarly make sure that such nomination or proposal is delivered to, or mailed and received at, the Company’s principal executive offices on or before the close of business on April 25, 2022.

In addition to complying with this deadline, stockholder proposals intended to be considered for inclusion in the Company’s proxy materials for the 2022 Annual Meeting must also comply with all applicable Securities and Exchange Commission rules, including Rule 14a-8, Delaware law and the Company’s Bylaws. Any proposal submitted after the above deadlines will be considered untimely and not properly brought before the 2022 Annual Meeting.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: April 14, 2022

Kidpik Corp.

By:	/s/ Ezra Dabah
Name:	Ezra Dabah
Title:	Chief Executive Officer